                         SECOND AMENDED PLEDGE AGREEMENT

         THIS SECOND AMENDED PLEDGE AGREEMENT (this "Amendment") is made and entered into as of the ___ day of May, 2000, by and among MICHAEL G. SANTRY having an address of 5950 Berkshire Lane, Ste. 1650, Dallas, Texas 75225 (the "Pledgor"), and AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation having an address of 7880 Bent Branch Drive, Ste. 150, Irving, Texas 75063 (together with all successors and assigns, the "Lender").

                                    RECITALS

         WHEREAS, the Pledgor previously borrowed $3,661,505.39 from Lender (formerly known as ATC Communications Group, Inc.) (the "Loan") evidenced by a Promissory Note dated September 16, 1997 made by the Pledgor and payable to Lender in the principal amount of $3,661,505.39 (the "Note"), as amended by that certain Letter Agreement dated April 7, 1997;

         WHEREAS, the Pledgor previously agreed to pledge shares of the Lender's common stock as collateral security for the repayment of the Loan so that both the Pledgor and the Lender entered into that certain Stock Pledge Agreement dated as of April 7, 1997 (the "Agreement");

         WHEREAS, the Pledgor repaid approximately half of the principal under the Note in July 1998 and the Note has previously been amended to reflect such payment and other changes in the Note.

         WHEREAS, the Lender and the Pledgor amended and restated the Note as of April 30, 1999 ("The Amended and Restated Note") and in connection therewith amended the pledge agreement to reflect changes to the Note ("Amended Pledge Agreement").

         WHEREAS, Lender and the Pledgor are amending The Amended and Restated Note as of the date hereof, and in connection with that amendment, are amending the Amended Pledge Agreement to reflect changes in The Amended and Restated Note;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

         Section 2.01. AMENDMENT OF SECTION 1 OF THE AGREEMENT GRANT OF SECURITY INTERESTS. Effective as of the date hereof Section 1 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

Section 1.    GRANT OF SECURITY INTERESTS.

       (a) The Pledgor hereby pledges, assigns, transfers and delivers to Lender and grants to Lender a continuing security interest in all shares of Common Stock, par value $.01 per share, of Lender which the Pledgor owns now or over which the Pledgor in the future obtains legal beneficial ownership, including without limitation shares of Lender common stock whether received or not by the Pledgor upon the exercise of options to acquire shares of Lender common stock which have been granted to the Pledgor on or prior to the date hereof or which may be granted to Pledgor in the future, and the right itself to exercise such options, together with the proceeds thereof and any other property or money held hereunder or any part thereof (collectively, the "Pledged Lender Stock"), all upon the terms and subject to the conditions set forth herein. The Pledgor also hereby pledges, assigns, transfers and delivers to the Lender, and grants to Lender a continuing security interest in that note receivable dated January 1, 1999 owing Chartwell Partners, Ltd., a partnership to the Pledgor, in the approximate principal amount of $515,500, together with the proceeds thereof, all renewals, substitutions, modifications and extensions thereof (the "Note Receivable") and Pledgor's limited partnership interest in Chartwell Partners, Ltd., together with the proceeds thereof, all renewals, substitutions, modifications and extensions thereof, any other property or money held hereunder or any part thereof (the "Pledged Chartwell Interest") (collectively, the Pledged Lender Stock, the Note Receivable and the Pledged Chartwell interest, referred to as the ("Pledged Assets"), all upon the terms and subject to the conditions set forth herein. The Pledged Assets shall constitute security for the timely and full payment of all amounts due and payable under the Loan.

         Section 2.02. AMENDMENT OF SECTION 2 OF THE AGREEMENT: PLEDGED STOCK DELIVERY AND DOCUMENTATION. Effective as of the date hereof, Section 2 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 2. PLEDGED LENDER STOCK AND PLEDGED CHARTWELL INTEREST DELIVER AND DOCUMENTATION: RELEASE OF STOCK. The Pledgor promptly shall deliver to Lender the original certificates representing the Pledged Lender Stock and the Pledged Chartwell Interest (to the extent certificated) all endorsed in blank (which endorsements shall be undated) or with an undated stock assignment power endorsed in blank.

         Section 2.03. AMENDMENT OF SECTION 3 OF THE AGREEMENT: FURTHER ASSURANCES. Effective as of the date hereof, Section 3 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 3. FURTHER ASSURANCES. The Pledgor agrees to do such further acts and things and to execute and deliver such additional documentation as Lender from time to time may reasonably request in connection with the administration or enforcement of this Agreement, or to perfect Lender's security interest in the additional collateral that constitutes the Pledged Assets under this Agreement, whether related to the Pledged Lender Stock, the Notes Receivable or the Pledged Chartwell Interest or any part thereof to evidence, confirm, perfect or protect any security interest granted or required to have been granted hereunder or in order better to assure and confirm unto Lender its rights, powers and remedies hereunder.

         Section 2.04. AMENDMENT OF SECTION 4 OF THE AGREEMENT:
REPRESENTATIONS AND WARRANTIES. Effective as of the date hereof, Section 4 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Agreement, the Pledgor represents and warrants to the Lender that:

                 (a) the execution, delivery and performance by him of this Agreement (i) will not violate or be in conflict with any applicable law (including, without limitation, any applicable federal or state securities or similar law) and (ii) will not violate, be in conflict with, result in a breach of or constitute, with the giving of notice, the passage of time, or both, a default under any material indenture, agreement or other instrument to which he is a party or by which he or any of his properties or assets is or may be bound or subject;

                 (b) this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms;

                 (c) the Pledgor is the owner of the Pledged Assets and none of the Pledged Assets is subject to any security interest, lien or other encumbrance or any adverse claim of any kind or nature whatsoever, except for the security interest granted hereunder to Lender, and any assignee of all or any portion of the Pledged Assets is entitled to receive payments with respect thereto without any defense, counterclaim, set-off, abatement, reduction, recoupment or other claim of any kind or nature whatsoever,

                 (d) there are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor) pending or threatened against the Pledgor and related to the Pledged Assets or the Pledgor's equity interest therein);

                 (e) all consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution and delivery by the Pledgor of this Agreement have been obtained;

                 (f) the Pledged Lender Stock and the Pledged Chartwell Interest may only be transferred under an effective registration statement under the Securities Act of 1933, in compliance with Rule 144 of the rules and regulations under such Act, or pursuant to any other applicable exception under such Act.

                 (g) the Pledgor is not engaged principally in, nor has as one of his important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System of the United States of America, as amended to the date hereof) and, if requested by Lender, the Pledgor will furnish to Lender a statement on Federal Reserve Form (U-1); and

                 (h) no part of the proceeds of the Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purposes, or (ii) for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

                 (i) The pledgor will not exercise option to purchase shares of the common stock of the Company without the prior written consent of the Company.

         Section 2.05. AMENDMENT OF SECTION 5 OF THE AGREEMENT: COVENANTS. Effective as of the date hereof, Section 5 of the Agreement is hereby in its entirety and the following is inserted in lieu thereof:

                 Section 5. COVENANTS. The Pledgor covenants and agrees that, from the date hereof and until payment and performance in full of all amounts due under the Loan, the Pledgor shall not sell, transfer or otherwise dispose or agree to dispose of (other than by operation of law, as in the case of Pledgor's death) all or any portion of the Pledged Assets, without first obtaining the written consent of Lender to such sale, transfer or disposition; shall not further pledge, assign or deliver a security interest in the Pledged Assets, or amend, modify, supplement or waive any provisions of the Pledged Assets; and shall not suffer or permit any lien or encumbrance to be created upon or with respect to any of the Pledged Assets, except for the security interest granted hereunder to Lender.

         Section 2.06. AMENDMENT OF SECTION 6 OF THE AGREEMENT. LITIGATION RESPECTING PLEDGED STOCK. Effective as of the date hereof, Section 6 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 6. LITIGATION RESPECTING PLEDGED ASSETS. In the event any action, suit or other proceeding at law, in equity, in arbitration or before any other authority relating to the Pledgor, the Pledged Assets, or the Pledgor's equity interest therein is contemplated by the Pledgor or is otherwise commenced, the Pledgor shall give the trustee immediate notice thereof and shall furnish Lender with such indemnity as may reasonably be requested by Lender.

         Section 2.07. AMENDMENT OF SECTION 7 OF THE AGREEMENT: RIGHTS AND DUTIES OF THE PLEDGOR WITH RESPECT TO THE PLEDGED STOCK. Effective as of the date hereof, Section 7 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 7. RIGHTS AND DUTIES OF THE PLEDGOR WITH RESPECT TO THE PLEDGED ASSETS. Subject to the provision of this Agreement and unless there shall have occurred an Event of Default pursuant to the Note:

                 (a) The Pledgor shall be entitled to exercise any and all voting, waiver or consensual rights and powers relating or pertaining to the Pledged Assets or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                 (b) The Pledgor shall be entitled to receive and retain any and all cash dividends payable on the Pledged Lender Stock and the Pledged Chartwell Interest, but any and all stock or liquidating dividends or other distributions of cash or other assets or properties made on, in respect of, upon, in redemption of, in exchange for or in payment of principal of the Pledged Lender Stock or the Pledged Chartwell Interest (whether resulting from a subdivision combination or reclassification of the outstanding capital stock or any issuer thereof, any merger, consolidation, acquisition or other exchange of assets or securities to which any such issuer may be a party, any conversion, call or redemption or otherwise) shall be and become part of the Pledged Lender Stock and the Pledged Chartwell Interest pledged under this Agreement, and, if received by the Pledgor, shall be delivered immediately to the Lender or its designee (accompanied by the documentation required under this Agreement) to be held as Pledged Lender Stock and the Pledged Chartwell Interest pursuant to this Agreement).

                 (c) The Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, divided orders, interest coupons and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting or consensual rights and powers that it is entitled to exercise pursuant to subsection (a) of this Section 7 and to receive the dividends and interest payments that it is authorized to receive and retain pursuant to subsection (b) of this Section 7.

                 Section 2.08. AMENDMENT OF SECTION 8 OF THE AGREEMENT: RIGHTS OF LENDER TO THE PLEDGED STOCK. Effective as of the date hereof, Section 8 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                         Section 8. RIGHTS OF LENDER TO THE PLEDGED ASSETS.

                 (a) In the event of an occurrence of an Event or Default under the Note, the Lender in its sole and absolute discretion may take any or more of the following actions:

                 (i) further notify all parties, if any, interested in any of the Pledged Assets of the interest of the Lender therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to the Pledgor with respect thereto shall be made to the Lender until all amounts due under the Loan have been paid in full

                 (ii) receive and retain all payments of any kind with respect to any and all of the Pledged Assets;

                 (iii) take such action with respect to the sale, assignment and delivery to the whole of, or from time to time any one or more items of, the Pledged Assets, including, without limitation, to sell, assign and deliver the whole of, or from time to time any part of, the Pledged Assets of any private sale or at public auction, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Lender in its sole and absolute discretion may determine, and the Lender may bid for and purchase the whole or any portion of the Pledged Assets so sold free from any right or equity of redemption; to adjourn any such sale or cause the same to be adjourned at the time and place fixed for the sale; and to carry out any agreement to sell all of or any portion of the Pledged Assets in accordance with the terms of such agreement any requirement of reasonable notice imposed by law to be deemed met if such notice is in writing and is mailed, telegraphed or hand delivered to the Pledgor at least three days prior to the sale, disposition or other event giving rise to such notice requirement;

                 (iv) otherwise use or deal from time to time with the Pledged Assets, in whole or in part, in all respects as if the Lender were the outright owner thereof; and

                 (v) in addition to, and not by way of limitation of, any of the rights specified above, exercise any and all rights and remedies afforded to the Lender, under the Loan Documents or as a secured party in possession of collateral or otherwise, under any and all provisions of applicable law, including, but not limited to, the Uniform Commercial Code as adopted by the State of Texas.

         (b) The Lender shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection (a) of this Section 8 and shall apply the full proceeds in accordance with the provisions of this Agreement.

         (c) If all amounts due and payable under the Note have not been repaid in accordance with the terms thereof, Pledgor, upon the written request of Lender (which written request may be delivered any time after a failure to make payment, shall exercise all options to purchase shares of pledged Lender Stock which (i) have vested as of the date of such written request and (ii) have an exercise price per share which is lower than the market price per share on the date of such written request; PROVIDED, HOWEVER, that any such exercise of a stock option shall only be required only to the extent that terms of the relevant option agreement or related stock option plan permit the "cashless exercise" of such stock option. All shares of Pledged Lender Stock received upon any such exercise of a stock option shall be delivered to Lender in accordance with the provisions of this Agreement.

         (d)     Notwithstanding the foregoing, none of the provisions of this
                 Section 8 shall confer on the Lender any rights or privileges that are permissible under applicable law.

         (e) In connection with the provisions of this Agreement, the Pledgor from time to time shall promptly execute and deliver, or cause to be executed and delivered, to the Lender such reasonable documents and instruments, shall join in such notices and shall take, or cause to be taken, such other reasonable and lawful action as the Lender shall deem necessary or desirable to enable it to exercise any of the rights with respect to the Pledged Assets granted to it pursuant to this Agreement.

         Section 2.9 AMENDMENT OF SECTION 10 OF THE AGREEMENT. POWER OF ATTORNEY. Effective as of the date hereof, Section 10 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 10. POWER OF ATTORNEY. With respect to the Pledged Assets that the Lender or its designee holds hereunder, the Pledgor hereby irrevocably makes, constitutes, and appoints, effective upon the occurrence of an Event of Default under the Note and all amounts due thereunder being declared due and payable and not being paid by the Pledgor, the Lender and each of the Lender's officers and each of them, with full power of substitution, as the Pledgor's true and lawful attorneys-in-fact with full power, from time to time, in the Pledgor's name, place and stead, subject to
Section 8 hereof, to (a) transfer the Pledged Assets on the books of the Company, in whole or in part, to the name of the Lender or such other person or persons as the Lender may designate; (b) take possession of and endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of the Pledged Assets; (c) collect, sue for and give acquittances for monies due on account of the foregoing; (d) withdraw any claims, suits or proceedings pertaining to or arising out of the foregoing;
(e) execute and record or file on behalf of the Pledgor any evidence of a security interest contemplated by this Agreement or any refiling, continuation or extension thereof; (f) take any other action contemplated by this Agreement; and (g) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing. This power of attorney is hereby declared to be irrevocable, with full power of substitution and coupled with interest. The power of attorney shall survive the bankruptcy of the Pledgor and shall extend to and be binding upon the Pledgor's successors or assigns. This power of attorney may be exercised by any one of the above named attorneys-in-fact, or by a substitute designated by any of these attorneys-in-fact. A facsimile signature shall be effective if so affixed.

         Section 2.10. AMENDMENT OF SECTION 11 OF THE AGREEMENT: TERMINATION OF SECURITY INTEREST. Effective as of the date hereof, Section 11 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 11. TERMINATION OF SECURITY INTEREST. The security interest of the Lender hereunder shall terminate when all amounts due and payable under the Loan shall have been fully paid and satisfied. Upon such complete satisfaction Lender shall reassign, release and/or deliver to the Pledgor all Pledged Assets then held by the Lender.

         Section 2.11. AMENDMENT OF SECTION 12 OF THE AGREEMENT: NOTICES. Effective as of the date hereof, Section 12 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 12. NOTICES. All notices, certificates or other communications permitted or required to be given hereunder shall be sufficiently given and shall be permitted or required to be given hereunder shall be sufficiently given and shall be deemed given when delivered or when mailed by registered or certified mail, postage prepaid to the addressee thereof at their respective addresses as set forth below or at such other address as either party hereto may designate to the other party hereto by notice given in accordance with this Section 12.

                         If to the Pledgor:   Michael G. Santry
                                              5950 Berkshire Lane
                                              Suite 1650
                                              Dallas, TX 75225

                         If to the Lendor:    ATC Communications Group, Inc.
                                              7880 Bent Branch Drive
                                              Suite 150
                                              Irving, TX 75225
                                              Attn: Chief Financial Officer

         Section 2.12. AMENDMENT OF SECTION 13 OF THE AGREEMENT: SECTION HEADINGS; DEFINITIONS. Effective as of the date hereof, Section 13 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 13. SECTION HEADINGS; DEFINITIONS. The Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         Section 2.13. AMENDMENT OF SECTION 14 OF THE AGREEMENT: GOVERNING LAW. Effective as of the date hereof, Section 14 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law without regard to principles of conflict of laws.

         Section 2.14. AMENDMENT OF SECTION 15 OF THE AGREEMENT; SEVERABILITY:
Effective as of the date hereof, Section 15 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 15. SEVERABILITY. In the event that any provision of this Agreement shall be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such determination shall not affect the validity of the balance of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provisions were deleted.

         Section 2.15. AMENDMENT OF SECTION 16 OF THE AGREEMENT: SURVIVAL OF REPRESENTATIONS, ETC. Effective as of the date hereof, Section 16 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 16. SURVIVAL OF REPRESENTATIONS, ETC. All representations, warranties, covenants and other agreements made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all amounts due and payable under the Loan shall have been paid in full. This Agreement shall remain and continue in full force and effect without regard to any modification, extension, renewal, amendment or waiver of any provision of the Note.

         Section 2.16. AMENDMENT OF SECTION 17 OF THE AGREEMENT: COUNTERPARTS. Effective as of the date hereof, Section 17 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 2.17. AMENDMENT OF SECTION 18 OF THE AGREEMENT: SUCCESSORS AND ASSIGNS. Effective as of the date hereof, Section 18 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 18. SUCCESSORS AND ASSIGNS. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors and assigns of that part, and, without limiting the generality of the foregoing, all covenants, agreements, representations and warranties made by or on behalf of the Pledgor in this Agreement shall inure to the successors and assigns of the Lender; provided, however, that nothing herein shall be deemed to authorize or permit the Pledgor to assign any of his rights or obligations hereunder to any other person or entity and the Pledgor agrees that he shall not make any such assignment.

         Section 2.18. AMENDMENT OF SECTION 19 OF THE AGREEMENT. NO WAIVER BY INACTION, ETC. Effective as of the date hereof, Section 19 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 19. NO WAIVER BY INACTION, ETC. Any waiver or consent respecting any covenant, representation, warranty or other term or provision of this Agreement shall be effective only in the specified instance and for the specific purpose for which given and shall not be deemed regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Lender at any time or times to require performances of, or to exercise its rights with respect to any representation, warranty, covenant or other term or provision of this Agreement in no manner shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

         Section 2.19. AMENDMENT OF SECTION 20 OF THE AGREEMENT: MODIFICATION, AMENDMENT, ETC. Effective as of the date hereof, Section 20 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 20. MODIFICATION, AMENDMENT, ETC. each and every modification and amendment of this Agreement shall be in writing and signed by the parties hereto and each and every waiver of, and consent to any departure from, any covenant, representation, warranty or other provision of this Agreement shall be in writing and signed by the party adversely affected by such waiver or consent.

         Section 2.20. AMENDMENT OF SECTION 21 OF THE AGREEMENT: ENTIRE AGREEMENT. Effective as of the date hereof, Section 20 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 Section 21. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all other representations, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         Section 3.01. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by the Lender:

                 (a) the Lender shall have received this Amendment, duly executed by the Pledgor, in form and substance satisfactory to the Lender;

                 (b) the representations and warranties contained herein and in the Agreement, as amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (c) no Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by the Lender; and

                 (d) and all documents, instruments and other legal matters incident to this Amendment shall be satisfactory to the Lender.

                                   ARTICLE IV
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 4.01. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. The Pledgor and Lender agree that the Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 4.02. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Lender as follows:

                 (a) Pledgor has the power and authority to execute, deliver and perform this Amendment;

                 (b) the representations and warranties made by Pledgor contained in the Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on us as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and

                 (c) Pledgor is in full compliance with all covenants and agreements of Pledgor contained in the Agreement, as amended hereby.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.01. REFERENCE TO AGREEMENT. Each of the Loan Documents (as defined in the Loan), including the Loan and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         Section 5.02. EXPENSES OF THE LENDER. The Lender agrees to pay on demand all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Lender's legal counsel, and all reasonable costs and expenses incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement; each as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of the Lender's legal counsel.

         Section 5.03. EFFECT. This Agreement amends, restates and replaces, but does not extinguish the indebtedness evidenced by that certain Promissory note, dated September 16, 1997, in the original, principal amount of Three Million Six Hundred Sixty-One Thousand, Five Hundred Five and 39/100 Dollars ($3,661,505.39), executed by Maker, payable to the order of ATC Communication Group, Inc. or the Amended and Restated Promissory Note dated April 30, 1999 in the amount of One Million Nine Hundred Fifteen Thousand Thirty-Two and 40/100 Dollars ($1,915,032.40) executed by Maker, payable to Aegis Communications Group, Inc.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.


                                 LENDER:

                                 AEGIS COMMUNICATIONS GROUP, INC.

                        By:
                                 --------------------------------
                        Name:
                                 --------------------------------
                        Title:
                                 --------------------------------

                                 PLEDGOR:

                                 MICHAEL G. SANTRY


                                 --------------------------------
                        Name:
                                 --------------------------------